UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 9, 2004
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                             Phoenix Interests, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

           61-1342734                                    000-30949
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     (Commission File Number)              (IRS Employer Identification Number)

           One RiverPointe Plaza, Suite 706, Jeffersonville, IN 47130
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                    (Address of Principal Executive Offices)

                                 (812) 285-0768
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

         On September 9, 2004, Phoenix Interests, Inc. issued to Kentan Limited 1,000,000 shares of its common stock on conversion of $10,400 of the principal amount of the convertible debenture issued by Phoenix Interests to Kentan Limited on January 14, 2004. Those shares were exempt from registration under the Securities Act of 1933, as amended, in reliance on Regulation E promulgated thereunder.

         On September 9, 2004, Phoenix Interests, Inc. issued to Compass Capital Group, Inc. 1,000,000 shares of its common stock on conversion of $10,400 of the principal amount of the convertible debenture issued by Phoenix Interests to Compass Capital Group, Inc. on November 17, 2003. Those shares were exempt from registration under the Securities Act of 1933, as amended, in reliance on Regulation E promulgated thereunder.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PHOENIX INTERESTS, INC.


Dated: September 14, 2004               By:      /s/ James D. Tilton, Jr.
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                                              James D. Tilton, Jr., President